Restricted net assets	12 Months Ended
Dec. 31, 2014
Receivables [Abstract]
Restricted net assets
28.	Restricted net assets

Relevant PRC laws and regulations permit payments of dividends by the Company’s subsidiaries, VIE and VIE’s subsidiaries in China only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. In addition, the Company’s subsidiaries, VIE and VIE’s subsidiaries in China are required to make certain appropriation of net after-tax profits or increase in net assets to the statutory surplus fund (see Note 2(cc)) prior to payment of any dividends. As a result of these and other restrictions under PRC laws and regulations, the Company’s subsidiaries, VIE and VIE’s subsidiaries in China are restricted in their ability to transfer their net assets to the Company in terms of cash dividends, loans or advances, which restricted portion amounted to USD 49,171 thousand and USD 59,760 thousand as of December 31, 2013 and 2014, respectively. Even though the Company currently does not require any such dividends, loans or advances from the PRC subsidiaries, VIE and VIE’s subsidiaries for working capital and other funding purposes, the Company may in the future require additional cash resources from the Company’s subsidiaries, VIE and a VIE’s subsidiaries in China due to changes in business conditions, to fund future acquisitions and development, or merely to declare and pay dividends to make distributions to shareholders.